FUELING THE NEXT GENERATION OF CONSUMER- CENTRIC GROWTH NOVEMBER 4, 2026 Exhibit 99.3 Aude Gandon CHIEF DIGITAL & MARKETING OFFICER CREATING CONSUMER DEMAND CREATING CONSUMER DEMAND BEAUTY REIMAGINED ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE BOOST CONSUMER-FACING INVESTMENTS GROWTH ENABLERS Data & Insights Foundation | Consumer Investment Governance | Global Partner Network | Technology & AI NEW! EXPERTISE-LED MARKETING OPERATING MODEL ONE ELC One Team, One Culture, One Operating Ecosystem SCALING GLOBAL EXPERTISE Leverage Global Digital & Marketing Growth Engine DEEPEN LOCAL & CULTURAL RELEVANCE Catalyst Market Model Serving Local Consumer Embed the consumer at the core Expand consumer coverage & brand desirability Increase speed, relevance & marketing effectiveness Harness AI to transform consumer experience

OUR GLOBAL CONSUMER INTELLIGENCE OPERATING SYSTEM

INSIGHTS | FORESIGHTS | INSIGHTS-TO-ACTIONS FUELING GROWTH


M·A·C

1 Trusted Fact Base



2 Insights on Growth Intersection


DARPHIN

3 Multi-Layered Foresight Capabilities


TOM FORD

4 Holistic Brand Performance Tracking



5 Agile & Rigorous NPL Learning & Testing Plan

Strategy Cycle | Business Review Cycle | New Product & Marketing Activation

GLOBAL TO LOCAL INSIGHTS FOR CHINA CATEGORY GROWTH

SKIN CARE

Sustain China Leadership Through Luxury & Trade-Up


LA MER

Expand into the Skin-Health Ecosystem


CLINIQUE

MAKEUP

Capture the Emerging Skin Enhancement Opportunity


TOM FORD

FRAGRANCE

Compete with Couture Through Persona-Led Franchises


JO MALONE

HAIR CARE

Reignite Growth through Leave-In Treatment & Care-Styling Hybrids


AVEDA
ROSEMARY MINT

FUELING GROWTH & BRAND DESIRABILITY

OUR CULTURAL ENGAGEMENT MODEL : 3 "C'S"

BRAND EQUITY
What a Brand Stands For

ACTIVATED IN CULTURE
How a Brand Inserts Into Culture

EARNS DESIRABILITY
How Brand Love is Earned

CREATE CULTURAL CURRENCY — **CULTURE** — Buzz & Virality

BUILD SOCIAL MOMENTUM — **COMMUNITY** — Local Relevance

CONVERT DESIRE INTO ACTION — **COMMERCE** — Loyalty & Advocacy

Culture creates buzz; community builds local relevance and commerce fuels the loyalty and advocacy driving the desirability flywheel


CLINIQUE
EL LISTED NYSE

EXPANDING CONSUMER COVERAGE WITH 360 ENGAGEMENT

GLOBAL ACTIVATION

WHERE WE'RE **WINNING**
Delivering Best-in-Class Retail Experiences & High Traffic Shopping Moments


ESTĒE LAUDER

WHERE WE'RE **SCALING**
Optimizing Brand.com & Scaling Amazon globally

shopify a


M·A·C
STUDIO RADIANCE SKIN TINT STICK

WHERE WE'RE **ACCELERATING**
Fueling Creator, Live & Conversational Commerce

TikTok Shop

EXPANDING CONSUMER COVERAGE WITH 360 ENGAGEMENT

CHINA ACTIVATION

WHERE WE'RE
WINNING
Creating Locally Relevant & Immersive Brand Experiences


ESTĒE LAUDER

WHERE WE'RE
SCALING
Expanding 3PP & Pureplay E-Commerce Footprint


LA MER
-17%
淡纹
+11%
饱满
+10%
紧致

WHERE WE'RE
ACCELERATING
WeChat & Gamified Livestream Programming


JO MALONE

GROWTH MARKETING ENGINE TO OPTIMIZE CONSUMER-FACING INVESTMENTS

GLOBAL MEDIA TRANSFORMATION

WPP × ESTĒE LAUDER COMPANIES

From	*To*
31 Regional Agencies	1 Global Agency, Consolidating to WPP
Performance Marketing Growth & Demand Capture Focus	Full Funnel Media & Marketing Expertise
Fragmented Buying, High Wastage	Improved Media Effectiveness via Better Pricing & Quality Placements

GLOBAL MEDIA JOINT BUSINESS PARTNERS
Meta, WhatsApp, YouTube, Pinterest

CHINA MEDIA JOINT BUSINESS PARTNERS
小红书, TikTok, WeChat

GROWTH MARKETING ENGINE TO OPTIMIZE CONSUMER-FACING INVESTMENTS

ACCELERATING SPEED & EFFECTIVENESS → **3,500** Campaigns Live

Global to local model in action

- Agentic growth audience identification
- Full funnel Global planning
- Real-time optimization
- Creative personalization
- Locally relevant execution


THE WEEKND
GLIMMER
ESTĒE LAUDER

ACCELERATING AI ACROSS MARKETING & DIGITAL


CONSUMER INTELLIGENCE


GROWTH MARKETING & MEDIA
LA MER
LA MER


GLOBAL E-COMMERCE

BEAUTY REIMAGINED PRIORITIES	Accelerate Best-In-Class Consumer Coverage	Boost Consumer Facing Investments	Reimagine the Way We Work
ENTERPRISE MARKETING ENABLERS	Consumer Intelligence & Foresight Engine	Growth Marketing & Media Intelligence	Generative Engine Optimization

Enabled by a Connected, Unified Data Foundation & Intelligence Engine across the Consumer and Marketing Ecosystem

CREATING CONSUMER DEMAND POWERED BY MARKETING & DIGITAL GROWTH ENGINE

SOURCING NEW CONSUMER GROWTH BY

- ✓ STRENGTHENING CONSUMER INTELLIGENCE
- ✓ INCREASING CULTURAL RELEVANCE
- ✓ IMPROVING MARKETING EFFECTIVENESS
- ✓ SCALING AI ACROSS THE MARKETING ORGANIZATION

ESTĒE LAUDER COMPANIES

POWERING GROWTH THROUGH DISRUPTIVE INNOVATION



René Lammers
Ph.D., EVP, CHIEF RESEARCH & INNOVATION OFFICER

SCIENCE AND INNOVATION ARE ENDURING SOURCES OF COMPETITIVE ADVANTAGE

THREE ENDURING STRENGTHS


Decades of leadership in beauty science


Product quality and innovation
The Ordinary.


Consumer obsessed



OUR INTEGRATED INNOVATION MODEL CREATES DIFFERENTIATED PRODUCTS CONSUMERS LOVE

END-TO-END RESEARCH & INNOVATION LIFECYCLE


Discover


Formulate


Package


Test & Claims

Story Tell
Key ingredients in Volufiline 92% +
Volufiline™
• Targets areas prone to volume loss

SCIENCE ⟷ MAGIC

PERFORMANCE-LED

MAKEUP (COLOR) *FRAGRANCE*

SKIN CARE *HAIR CARE* *MAKEUP (COMPLEXION)*

DESIRABILITY-LED

A DIFFERENTIATED INNOVATION ENGINE THAT DELIVERS LONG-TERM COMPETITIVE ADVANTAGE



20+ YEARS
LEADING LONGEVITY SCIENCE

AMBITION
2X
INGREDIENT DISCOVERY OUTPUT

AMBITION
+200–250 bps
INNOVATION CONTRIBUTION IN FISCAL 2027

AMBITION
30%
OF INNOVATION IN <12 MONTHS

TOP QUARTILE
R&I EFFICIENCY[1]

1. Calculated based on competitor peer set per latest SEC filings.

ONE CONNECTED GLOBAL R&I NETWORK



TORONTO
Clinical and testing innovation



ESTĒE LAUDER

NEW YORK
Core science and global platforms



MINNESOTA
Hair care and naturally derived innovation



PARIS
Fragrance science and creative innovation

CHINA INNOVATION ECOSYSTEM

- Universities
- Biotech & Medical Partners
- Strategic Suppliers
- Consumer & Digital Talent



SHANGHAI
Rapid experimentation, validation and ecosystem

TECHNICAL INSIGHTS

AI & DIGITAL TOOLS

SCIENTIFIC PLATFORMS

SHARED SCIENCE, DATA & LEARNING

GLOBAL KNOWLEDGE



INDIA
Ayurvedic Skin care

OUR CHINA INNOVATION CENTER—A BLUEPRINT OF SUCCESS TO SCALE GLOBALLY

TALENT



Re-Nutriv
ESTĒE LAUDER

71%	Scientists hold Advanced degrees (Masters and above)
13 YEARS	Average # years working experience in the industry
2/3	Estée Lauder Companies' scientists in China are women

REACH



DARPHIN

INSIGHT	Early discovery through partnerships with 6 leading Chinese universities
VALIDATE	Collaboration with 4 Chinese medical and clinical partners
SCALE	Access to wide range of strategic and start-up suppliers and TPMs

SPEED



9 MO	Average speed to market of last 5 China-for-China launches
<15 MO	Time to launch global makeup programs in the last 6 months

SUPPORTED BY A CONNECTED R&I DATA FOUNDATION

CHINA-FOR-CHINA | CHINA-FOR-THE-WORLD

AI IS ACCELERATING THE SPEED AND EFFICIENCY OF OUR INNOVATION NETWORK

AI INGREDIENT DISCOVERY

AI-EMPOWERED OPEN INNOVATION
Identifying high-potential actives faster



TARGET	*SCREEN*	*ADVANCE*
Consumer benefit	Strategic partners	Validate the highest-potential ingredients

DIFFERENTIATED SCIENCE, ACCELERATED BY AI

FORMULA NAVIGATOR

RIGHT-FIRST-TIME FORMULA DEVELOPMENT
Improving speed, quality and decision confidence



EVALUATE	*ACTIVATE*	*OPTIMIZE*
Formulas early	Insights and make decisions faster	Reduce iterations and development cycle time

SPEED, COST & REGULATORY ACCURACY

A DIFFERENTIATED CHINA-FOR-CHINA PRODUCT LAUNCHED AT SPEED

First to market recombinant PDRN

With breakthrough multi-platform technology, it boosts recovery and enhances benefits post-procedure

Speed-to-market: Launched in 9 months







CLINIQUE **CX**
倩碧 **CX** | 院线专研系列



CLINIQUE

A POWERFUL CHINA-FOR-THE-WORLD INNOVATION THAT REDEFINES SKIN SCIENCE DECADES OF ELC SKIN SCIENCE Builds on deep expertise in skin biology and collagen research PATENT-PENDING BIOTECH FORMULA Targets multiple pathways associated with aging MEASURABLE BIOLOGICAL AND VISIBLE OUTCOMES Demonstrates improvements across multiple consumer and clinical studies READY TO POWER THE NEXT WAVE OF GROWTH ONE CONNECTED, SCIENCE-LED R&I ENGINE: POWERING GROWTH THROUGH DISRUPTIVE INNOVATION DEEP SCIENTIFIC HERITAGE DISRUPTIVE INNOVATION AT SPEED POWERED BY AI, DATA & OUR SCIENTISTS Roberto Canevari EVP, CHIEF VALUE CHAIN OFFICER DELIVERING GROWTH THROUGH A DYNAMIC VALUE CHAIN OUR END-TO-END VALUE CHAIN: TECHNICAL EXPERTISE WITH BRAND AND BUSINESS KNOW HOW BRAND VALUE CHAIN REGION VALUE CHAIN PLAN SOURCE MAKE USE REGENERATEMOVE QUALITY

A VALUE CHAIN STRATEGY IN SERVICE OF BEAUTY REIMAGINED

BEAUTY REIMAGINED

STRATEGIC PRIORITIES

- *ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE*
- *CREATE TRANSFORMATIVE INNOVATION*
- *BOOST OUR CONSUMER-FACING INVESTMENTS*
- *FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES*
- *REIMAGINE THE WAY WE WORK*

TSR DRIVERS

GROWTH | MARGIN / CASH

Customer & Consumer Centricity | *Dynamic Value Chain* | *Value Creation*



Technology x Talent

THE BEAUTY CONSUMER LANDSCAPE IS CHANGING

GLOBAL LANDSCAPE

Brand.com | Amazon | 24/7 Livestream | Specialty-Multi | TikTok Shop | Freestanding Stores



E-COMMERCE TAKES THE LEAD. MORE CHANNELS. ALWAYS ON. DEMAND IN REAL TIME.

DOUYIN 抖音

1.03B Users | *850M Daily Active Users* | *~1.7 HRS* | *$621B* Annual GMV



CONTENT, COMMUNITY AND COMMERCE CONVERGE IN A SINGLE SCROLL

DYNAMIC VALUE CHAIN: DESIGNED FOR SPEED, BUILT FOR AGILITY, ENGINEERED FOR RESILIENT GROWTH

SPEED

Win The Moment That Matters



INNOVATION TIME TO MARKET

AMBITIONS

30% of innovation in ~12 months | *60%* of innovation in ~18 months

AGILITY

Pivot With The Consumer



SOURCE TRANSFERS | DEPLOYMENT

AMBITIONS

2x Faster | *Real-Time* Dynamic X-Regions

RESILIENCE

Deliver Consistently



BUSINESS CONTINUITY | SUPPLY SECURITY

AMBITIONS

100% Strategic Finished Goods | *100%* Strategic Raw & Pack

OUR HIGHLY DIVERSIFIED, GLOBAL NETWORK IS REGIONALIZED FOR BOTH RESILIENCE & AGILITY

SOURCE
Resilience & agility

>70%
Regionalization across raw materials & packaging

100%
Localized for Made In China products

MAKE
Resilience & agility

>50%
Regionalized Manufacturing

+200%
Asia Manufacturing for China

DELIVER: WE HAVE EXPANDED COVERAGE IN CHINA FOR CUSTOMER PROXIMITY, AND ADDED AGILITY, SPEED & RESILIENCE

FY23
From **1**


Shanghai

FY26
To **4**


Shanghai
Guangzhou
Wuhan
Hainan

AGILITY, SPEED & RESILIENCE

2X Increase in Next Day Delivery
Compared to FY21

State of the Art
Technology & Automation

INDUSTRY BEST-IN-CLASS CHINA FULFILLMENT NETWORK

A HIGHLY RESPONSIVE & DYNAMIC NETWORK


44X
capacity surge vs. normal day

HAINAN IS LIVE


We are
FIRST

AI-POWERED VALUE CHAIN

AI EVERYWHERE
Value Chain

Select In-Flight Projects

I. NEW CAPABILITIES & GROWTH
Digital Twins for Manufacturing
Packaging Innovation


The Ordinary.

II. DECISION INTELLIGENCE
Inventory Deployment & Service
Quality Intelligence



III. INDIVIDUAL PRODUCTIVITY & PROCESS AUTOMATIONS
Process Simplification
Manufacturing Line Efficiency
Value Chain Team Enablement


CLINIQUE

Outcomes

Speed to Market; Rework Reduction

Time to Insights; Fill Rate; Forecasting Accuracy

Hours Saved; Process Cycle Time; Efficiency

VALUE CREATION: THREE LEVERS DRIVING STRUCTURAL & SYSTEMIC COST ADVANTAGE NETWORK SIMPLIFICATION OPERATIONAL EXCELLENCE CALCULATED INVESTMENTS Lean where we can Accelerators & continuous improvement methodologies Strong where it matters WE ARE DELIVERING GROSS MARGIN EXPANSION FY24 Actual 71.7% 75.5% FY26 Actual GROSS MARGIN +3.8 pts GROSS INVENTORY FY24 Actual $2.6B $2.3B FY26 Actual -8% MARGIN EXPANSION GROSS MARGIN KEY LEVERS Zero Waste Overhead & Manufacturing Efficiencies Direct Cost (Materials & Freight) Innovation Accretion Promo Efficiency Design to Consumer Value SAFETY AS A VALUE

READY TO DELIVER GROWTHONE CONNECTED, FUTURE READY VALUE CHAIN: PRIMED FOR WHAT COMES NEXT SENSING THE CONSUMER SHIFT RESPONDING WITH REGIONALIZED VALUE CHAIN CREATING SUSTAINED VALUE POWERED BY TECH, AI & OUR PEOPLE Q&A